Revenue	12 Months Ended
Dec. 31, 2023
Revenue From Contracts With Customers [Abstract]
Revenue	Revenue

	Year ended December 31,
	2023	2022
Copper
Sales within Brazil	$24,303	$52,841
Export sales	300,383	313,629
Adjustments on provisional sales(1)	(4,083)	(15,066)
	320,603	351,404
Gold
Sales	89,795	60,207
Amortization of deferred revenue(2)	17,082	14,781
	$106,877	$74,988
	$427,480	$426,392

(1)    Adjustments on provisional sales include both pricing and quantity adjustments. Under the terms of the Company’s contract with its Brazilian domestic customer, sales are provisionally priced on the date of sale based on the previous month’s average copper price and subsequently settled based on the average copper price in the month of shipment. Provisionally priced sales to the Company's international customers are settled with a final sales price between zero to four months after shipment takes place and, therefore, are exposed to commodity price changes.
During the year ended December 31, 2023, the Company delivered 14,005 ounces of gold (year ended December 31, 2022 - 10,082 ounces of gold) under a precious metals purchase agreement with Royal Gold (note 12) for average cash consideration of $386 per ounce (year ended December 31, 2022 - $359 per ounces) and recognized $17.1 million in amortization of deferred revenue (year ended December 31, 2022 - $14.8 million).